                                                                    EXHIBIT 4.7

         TEMPORARY CERTIFICATE--EXCHANGEABLE FOR ENGRAVED CERTIFICATE
                            WHEN READY FOR DELIVERY

COMMON STOCK                                                        COMMON STOCK
  Number                                                               Shares

PHN
    -------                                                         ------------

                         Paragon Health Network, Inc.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

  PAR VALUE                                                    SEE REVERSE FOR
$.01 PER SHARE                                               CERTAIN DEFINITIONS


                                                               CUSIP 698940 10 3

This is to Certify that




is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

-------------------------Paragon Health Network, Inc.---------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        In Witness Whereof the Corporation has caused this certificate to be signed in facsimile by its duly authorized officers and sealed with a facsimile of its corporate seal.

        Dated

                         PARAGON HEALTH NETWORK, INC.
                                   CORPORATE
     /s/ Susan Thomas Whittle                          /s/ Keith B. Pitts
     Executive Vice President,       1997              Chairman of the Board,
     Secretary and                 DELAWARE            Chief Executive Officer
     General Counsel                                   and President


Countersigned and Registered:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                               (New York, N.Y.)     Transfer Agent and Registrar


By:

         Authorized Signature

     Paragon Health Network, Inc. will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the transfer agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common
        TEN ENT -- as tenants by the entireties
        JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -- ____________ Custodian ________________
                       (Cust)                  (Minor)
                     under Uniform Gifts to Minors Act ___________
                                                         (State)


    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, __________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------------
|                                        |
------------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________

                                        X _____________________________________

                                        X _____________________________________
                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION ON ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By _________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION, (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.

______________________________________________
|         AMERICAN BANKNOTE COMPANY          |
|            680 BLAIR MILL ROAD             |
|            HONSHAM, PA  19044              |
|               215-657-3480                 |
| SALESPERSON--J. NAPOLITANO--212-557-9100A. |
| HOBBS: 404-525-1455.                       |
______________________________________________
| /Net/Banknote/Home46/ParagonHealth53224/bk |
______________________________________________

________________________________________________________
| PRODUCTION COORDINATOR - BELINDA BECK - 215-830-2198 |
|              PROOF OF OCTOBER 16, 1997               |
|             PARAGON HEALTH NETWORK, INC.             |
|                     H 53224bk                        |
________________________________________________________
| Opr.         Koshy                      NEW          |
________________________________________________________
|               /net/banknote/home46/p                 |
________________________________________________________